UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 5, 2010

Medical Connection Holdings, Inc.

 (Exact name of registrant as specified in its charter)

Florida	333-72376	65-0902373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 310
Boca Raton FL 33431
(Address of Principal Executive Office) (Zip Code)

(561)353-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02 AND 8.01 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICER; OTHER EVENTS

Relocation of Corporate Headquarters

Medical Connections Holdings, Inc. (the "Company") completed its relocation of its corporate headquarters to 4800 T. Rex Avenue, Suite 310, Boca Raton, Florida 33431, effective as of September 27, 2010.   The new headquarters will double the Company's office space to 10,000 square feet and allow all of the Company's operations to be consolidated on one floor.  The Company's lease for this new office space will expire on May 15, 2016.

Amendments to Employment Agreements

On October 5, 2010, the Company entered into amended and restated employment agreements with Jeffrey S. Rosenfeld, its Chief Executive Officer, Anthony J. Nicolosi, its President and Brian R. Neill, its Chief Financial Officer.   The amendments to the employment agreements:  (i) changed the starting date of each employment agreement to October 5, 2010 and the ending date to October 4, 2013, (ii) added an automatic one-year renewal provision after the initial three year term expires, unless the other party gives at least 120 days notice prior to the date of automatic renewal,  (iii) changed the reasons for which an executive could be terminated for cause,  including giving the executive notice and an opportunity to cure an alleged material breach of the employment agreement,  (v) provides that the executive will receive a lump sum severance payment equal to one year's annual salary and any accrued but unpaid bonuses upon termination of the executive's employment by the Company without cause or termination by the executive for good reason (as defined in the employment agreement), and (vi) provides that the executive will receive one year's annual salary and any accrued but unpaid bonuses in a lump sum payment after a change of control (as defined in the employment agreement) occurs if the executive is terminated without cause or the executive terminates with good reason.

The above description of the employment agreements for Mr. Rosenfeld, Mr. Nicolosi and Mr. Neill is qualified in its entirety by reference to each of their respective employment agreements, which are  attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3  and are incorporated herein by reference

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Amended and Restated Employment Agreement dated October 5, 2010 by and between Medical Connections Holdings, Inc. and Jeffrey S. Rosenfeld

10.2	Amended and Restated Employment Agreement dated October 5, 2010 by and between Medical Connections Holdings, Inc. and Anthony J. Nicolsoi

10.3	Amended and Restated Employment Agreement dated October 5, 2010 and between Medical Connections Holdings, Inc. and Brian R. Neill

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICAL CONNECTIONS HOLDINGS, INC.

Date: October 5, 2010	By:	/s/Anthony Nicolosi
President

3